UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                               Amendment No. 2 to
                                    FORM 8-K
                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                December 29, 2006
                -------------------------------------------------
                Date of Report (Date of earliest event reported):

                            NEW FRONTIER ENERGY, INC.
              -----------------------------------------------------
               (Exact name of registrant as specified in charter)


        Colorado                        0-50472                 84-1530098
        --------                        -------                 ----------
(State or other jurisdiction     (Commission File Number)      (IRS Employer
     of incorporation)                                       Identification No.)


                             1789 W. Littleton Blvd.
                               Littleton, CO 80120
            --------------------------------------------------------
                    (Address of principal executive offices)

                                 (303) 730-9994
             ------------------------------------------------------
               Registrant's telephone number, including area code:

                                 Not Applicable.
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02   Unregistered Sales of Equity Securities.

     This Amendment No. 2 to the Current Report on Form 8-K filed by New Frontier Energy, Inc. (the "Company") with the Securities and Exchange Commission (the "SEC") on January 4, 2007, and as subsequently amended on January 5, 2007 is being made to correct the number of placement agent warrants issued by the Company on the closing on the sale of Units (as defined below) held on December 29, 2006. At the closing held on December 29, 2006, the Company agreed to issue to the placement agent in the Offering (as defined below) warrants to purchase (1) 201,429 shares at an exercise price of $1.05 (2) 201,429 shares at an exercise price of $1.50 per share and (3) 100,717 shares at an exercise price of $2.00 per share in connection with the sale of the Units.

     On December 29, 2006, New Frontier Energy, Inc. (the "Company") held a closing on the sale (the "Offering") to accredited investors of an aggregate of
43.3 investment units (the "Units") at a purchase price of $50,000 per Unit for gross proceeds of $2,165,000. Each Unit consists of: (i) $50,000 of 2.5% Series C Cumulative Convertible Preferred Stock, par value $0.001 (the "Series C Preferred Stock"), convertible into 47,619 shares of the Company's $0.001 par value common stock (the "Common Stock") at a price of $1.05 per share (the "Conversion Price"); (ii) a three-year warrant to purchase 47,319 shares of Common Stock at an exercise price of $1.50 per share (the "AC Warrants"); and
(iii) a three year warrant to purchase 23,810 shares of Common Stock at an exercise price of $2.00 per share (the "BC Warrants").

     The Series C Preferred Stock pays a cumulative dividend at the rate of 2.5% per annum, payable quarterly on January 31, April 30, July 31 and October 31, beginning with January 31, 2007. The form of dividend payments may be, at the Company's option, in cash or, at the Company's election and subject to certain conditions, in shares of Common Stock valued at the Conversion Price of the Series C Preferred Stock then in effect. The Company has the right to redeem the Series C Preferred commencing six months from a final closing date in the event the closing bid price of the Company's Common Stock has closed for 20 consecutive trading days at a price not less than $3.00 (subject to adjustment) by delivering notice to holders of the Series C Preferred Stock. The maximum aggregate number of Series C Preferred Stock which may be redeemed pursuant to any such redemption notice in any given week shall be that number of shares of Series C Preferred Stock for which the underlying Common Stock (together with any accrued dividends payable in Common Stock thereon) are less than or equal to 25% of the average daily trading volume of the Common Stock for the 20 Trading Days preceding each such redemption notice date. This description of the terms of the Series C Preferred Stock is qualified in its entirety to the Certificate of Designation of Preferences, Rights and Limitations of the Series C 2.5% Cumulative Convertible Preferred Stock filed with the Securities and Exchange Commission (the "SEC") on Form 8-K on November 27, 2006.

     The AC Warrants are exercisable at $1.50 per common share and have a call feature provided that the Company's Common Stock has been trading at not less than $3.50 per share for twenty consecutive trading days and the underlying shares of Common Stock are subject to an effective registration statement that has been continuously effective for a minimum of thirty days. The Redemption shall take effect, which date shall be at least 65 calendar days after the redemption notice is sent to Holder, provided, however, that the maximum aggregate redemption amount for all holders of the same class as the AC Warrant (the "Aggregate Redemption Amount") per calendar week shall be 25% of the average daily trading volume of the Corporation's Common Stock for the 20 trading days preceding each such redemption notice. The Aggregate Redemption Amount shall be applied on a pro-rata basis to each holder of warrants of the same class as the AC Warrant based upon the respective number of shares of Common Stock underlying each holder's warrants.

     The BC Warrants are exercisable at $2.00 per common share and have a call feature provided that the Company's Common Stock has been trading at not less than $4.00 per share for twenty consecutive trading days and the underlying shares of Common Stock are subject to an effective registration statement that has been continuously effective for a minimum of thirty days. The Redemption shall take effect, which date shall be at least 65 calendar days after the redemption notice is sent to Holder, provided, however, that the maximum aggregate redemption amount for all holders of the same class as the BC Warrant (the "BC Aggregate Redemption Amount") per calendar week shall be 25% of the average daily trading volume of the Company's Common Stock for the 20 trading days preceding each such redemption notice. The BC Aggregate Redemption Amount shall be applied on a pro-rata basis to each holder of warrants of the same class as the BC Warrant based upon the respective number of shares of Common Stock underlying each holder's warrants.

     The Company received $2,165,000 in gross proceeds from the sale of the Units and paid commissions and expenses of $169,225 realizing $2,164,975 in net proceeds. The Company agreed to issue to the placement agent warrants ("Placement Agent Warrants"), as additional compensation, in the form of warrants to purchase (1) 201,429 shares at an exercise price of $1.05 (2) 201,429 shares at an exercise price of $1.50 per share and (3) 100,717 shares at an exercise price of $2.00 per share. The Placement Agent Warrants, and the shares of Common Stock issuable upon exercise of the Placement Agent Warrants shall have registration, anti-dilution and other rights identical to the Warrants and Shares included in or issuable upon sale of the Units, and shall be exercisable any time from the Issuance Date through the last expiration date of any of the Warrants.

     The Company agreed to file a resale registration statement (the "Registration Statement") under the Securities Act of 1933, as amended (the "Securities Act") for the resale of the shares of Common Stock: (i) underlying the Series C Preferred Stock and (ii) underlying the AC Warrants and the BC Warrants.


     The Units were offered and sold in reliance upon Rule 506 promulgated under
Section 4(2) of the Securities Act. The Units sold in the Offering have not been registered under the Securities Act or state securities laws and may not be offered or sold absent registration with the SEC or an applicable exemption from the registration requirements

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





Date:  January 18, 2007               NEW FRONTIER ENERGY, INC.

                                 By:  /s/ Les Bates
                                      -----------------------------------------
                                      Treasurer, Chief Accounting  and
                                      Financial Officer, Secretary and Director